Rule 497(e)
                                               File Nos. 33-11716 and 811-5018

                           SELECT SMALL CAP PORTFOLIO

                     Supplement dated February 28, 2001 to
                       Prospectus dated February 28, 2001

On February 16, 2001, the Board of Trustees of Smith Barney Investment Series, on behalf of Select Small Cap Portfolio (the "Fund"), approved a proposed reorganization pursuant to which CitiFunds Small Cap Growth VIP Portfolio, a series of Variable Annuity Portfolios ("Small Cap Growth Opportunities Portfolio"), would acquire the assets and assume the liabilities of the Fund in exchange for shares of Small Cap Growth Opportunities Portfolio.

The reorganization will allow shareholders to maintain an investment in a fund which has substantially similar investment objectives and investment policies. The Trustees believe that combining the assets of the Fund with Small Cap Growth Opportunities Portfolio will result in more efficient mutual fund operations due to potential economies of scale. PLEASE REVIEW CAREFULLY THE PROSPECTUS FOR SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO WHICH ACCOMPANIES THIS PROSPECTUS AND WHICH CONTAINS, AMONG OTHER THINGS, MORE INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND POLICIES, RISKS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO.

Under the terms of the proposed reorganization, Fund shareholders would receive shares of Small Cap Growth Opportunities Portfolio equal in value to their investments in the Fund in accordance with the terms of the reorganization. Fund shareholders would not be charged a sales load when Small Cap Growth Opportunities Portfolio shares are issued to them and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganizations.

The proposed reorganization is subject to the fulfillment of certain conditions, including approval by the shareholders of the Fund. Proxy materials describing the proposed reorganization will be mailed on or about March 30, 2001 to Fund shareholders of record on February 20, 2001, in anticipation of a meeting of the shareholders expected to be held on April 18, 2001. If approved by Fund shareholders at that time, the reorganization will occur as soon after the shareholder meeting as is practicable.